Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of NewTech Enterprise Management, Inc. (the “Company”) on Form 10-K/A for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, ZHU Mingzi, chief executive officer and chief financial officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Amended Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 17, 2010	By:	/s/ ZHU Mingzi
ZHU Mingzi Chief Executive Officer